                                                                    Exhibit 99.1

                         SECOND MODIFICATION AGREEMENT
                         -----------------------------

         THIS SECOND MODIFICATION AGREEMENT (hereinafter, this "Agreement") is made this 30th day of November, 2000 by and among:

                  SOVEREIGN BANK as successor-in-interest to Fleet National Bank (hereinafter, the "Bank"), a federal savings bank having an office located at 100 Pearl Street, Hartford, Connecticut;

                  SIGHT RESOURCE CORPORATION (hereinafter, the "Sight Resource"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

                  CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "Cambridge Eye"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

                  DOUGLAS VISION WORLD, INC. (hereinafter, "Douglas Vision"), a Delaware corporation with a principal place of business at 1 Highland Avenue, Unit 3B, Malden, Massachusetts;

                  E.B. BROWN OPTICIANS, INC. (hereinafter, "E.B. Brown"), a Delaware corporation with a principal place of business at 1549 E. 30/th/ Street, Cleveland, Ohio;

                  EYEGLASS EMPORIUM, INC. (hereinafter, "Eyeglass Emporium"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

                  KENT OPTICAL COMPANY, f/k/a KENT ACQUISITION CORP. (hereinafter, "Kent Optical"), a Delaware corporation with a principal place of business at 100 Jeffrey Avenue, Holliston, Massachusetts;

                  SHAWNEE OPTICAL, INC. (hereinafter, "Shawnee Optical"), a Delaware corporation with a principal place of business at 2203 W. 38/th/ Street, Erie, Pennsylvania; and

                  VISION PLAZA, CORP. (hereinafter, "Vision Plaza"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metarie, Louisiana.

         Hereinafter, the Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, and Vision Plaza shall be referred to collectively, jointly, and severally, as the "Obligors".

                                  Background
                                  ----------

         Reference is hereby made to certain loan arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Bank and the Obligors, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, this Agreement, collectively the "Loan Documents"):

     1. Loan Agreement (hereinafter, as amended, the "Loan Agreement") dated April 15, 1999, entered into by and between the Bank and the Obligors, as amended by a certain Modification Agreement (hereinafter, the "Modification Agreement") dated March 31, 2000 entered into by the Bank and the Obligors;

     2. Secured Revolving Line Note (hereinafter, the "Revolving Note") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Obligors payable to the Bank;

     3. Secured Term Note (hereinafter, the "Term Note") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Obligors payable to the Bank; and

     4. Security Agreement (All Assets) (hereinafter, the "Security Agreement") dated April 15, 1999 pursuant to which each of the Obligors granted the Bank a security interest in the Collateral (as defined in the Security Agreement).

     Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement, as amended by the Modification Agreement.

     The Obligors have advised the Bank that they are unable to make certain required payments in reduction of the indebtedness evidenced by the Term Note as a result of insufficient cash flow. At this time, the Obligors have requested that the Bank defer certain payments required under the Term Note, and amend certain terms and conditions of the Loan Agreement. The Bank has agreed to do so, but only upon the terms and conditions set forth herein.
    --------

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Bank and the Obligors, as follows:

                        Acknowledgment of Indebtedness
                        ------------------------------

     5. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and
(iii) all documents,
instruments, and agreements executed incidental to, and contemplated by, this Agreement, the Obligors are jointly and severally liable to the Bank as of November 1, 2000, as follows:

     (a)  Revolving Note:


          (i)   Principal:                                  $2,500,000.00
          (ii)  Legal Fees & Expenses
                (As of November 16, 2000):                  $    1,627.40


                                Subtotal                    $2,501,627.40

     (b)  Term Note:  Principal:                            $5,850,002.01


                                TOTAL                       $8,351,629.41

All interest accruing from and after November 1, 2000 under the Revolving Note, and the Term Note, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Bank's in-house counsel) incurred by the Bank from and after November 1, 2000 in connection the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "Obligations".

                               Waiver of Claims
                               ----------------

     6. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if any of the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, predecessors, successors, and assigns from any liability therefor.

              Ratification of Loan Documents; Further Assurances
              --------------------------------------------------

     7.    The Obligors:

     (a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and

     (b) Shall, from and after the execution of this Agreement, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Loan Documents and the collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this Agreement.

                     Subordination of Certain Indebtedness
                     -------------------------------------

     8. The Obligors have represented to the Bank that they are indebted to the note holders set forth on Exhibit "A" attached hereto and incorporated herein (the "Note Holders"). The Obligors have further represented that they are unable to make certain scheduled payments to the Note Holders as a result of insufficient cash flow, and, therefore, shall not make any payments on account of any indebtedness owed to the Note Holders shown on Exhibit "A" during the term of this Agreement, as same may be extended in writing. The Obligors shall use their reasonable good faith efforts to obtain executed subordination agreements from each of the Note Holders listed on Exhibit "B" within thirty
(30) days from the date of this Agreement. Each subordination agreement shall be in form and substance satisfactory to the Bank in its sole and exclusive discretion. Further, the Obligors shall cause to be executed and delivered to the Bank whatever additional documents, instruments, and agreements that the Bank may reasonably require from time to time in order to confirm that all indebtedness (and any and all liens and encumbrances which secure said indebtedness) owed by the Obligors to any person or entity other than the Bank shall continue to be subordinate to the Obligations and the liens and encumbrances which secure the Obligations. The Bank and the Obligors agree that any default arising from the Obligors' failure to make any required payments to the Note Holders shall not constitute an Event of Default under the Loan Documents.

                   Deferment of Certain Scheduled Repayments
                   -----------------------------------------

     9. The Obligors have requested that the Bank defer the required payments due on account of the Term Note on December 1, 2000 in the amount of $100,000.00 (the "December Payment") and on January 1, 2001 in the amount of $125,000.00 (the "January Payment") until March 1, 2001 and March 22, 2001, respectively. Accordingly, the December Payment and the January Payment shall be deferred and repaid as follows:

------------------------------------------------------------------------------------------------------------------
          Original Due Date                       New Due Date                        Amount of Payment
          -----------------                       ------------                        -----------------
------------------------------------------------------------------------------------------------------------------
          December 1, 2000                       March 1, 2001                           $100,000.00
------------------------------------------------------------------------------------------------------------------
           January 1, 2001                       March 22, 2001                          $125,000.00
------------------------------------------------------------------------------------------------------------------

         The foregoing payments shall be in addition to, not in lieu of, any and all other regularly scheduled payments due on account of the Term Note or any other Obligations.

                              Costs of Collection
                              -------------------

         10. (a) On or before the execution of this Agreement, the Obligors shall pay the Bank the sum of $1,627.40 in reimbursement for costs, expenses, and costs of collection (including attorneys' fees and expenses) incurred by the Bank through November 16, 2000, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

             (b) The Obligors shall reimburse the Bank on demand for any and all reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from and after November 16, 2000, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents.

                                    Notices
                                    -------

         11. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

             If to the Bank:           Sovereign Bank
                                       Managed Assets Division
                                       Mail Stop: CT 1 PLO 0504
                                       100 Pearl Street
                                       Hartford, Connecticut 06103
                                       Attn.:   Mr. Anthony E. Varone
                                                Vice President

             With a copy via telecopier to:

                                       Steven T. Greene, Esquire
                                       Riemer & Braunstein LLP
                                       Three Center Plaza
                                       Boston, Massachusetts 02108
                                       Telecopier No. (617) 880-3456

             If to the Obligors:       Sight Resource Corporation
                                       100 Jeffrey Avenue
                                       Holliston, Massachusetts 01746
                                       Attn: William T. Sullivan
                                             President and CEO

             With a copy via telecopier to:

                                       Lewis Geffen, Esquire
                                       Mary-Laura Greely, Esquire
                                       Mintz, Levin, Cohn, Ferris, Glovsky &
                                        Popeo, P.C.
                                       One Financial Center
                                       Boston, Massachusetts 02110
                                       Telecopier No. (617) 542-2241

                                    Waivers
                                    -------

     12. Non-Interference. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Loan Documents, or otherwise to enforce the Bank's rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Bank.

     13. Automatic Stay. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Obligors under the United States Bankruptcy Code.

     14. Jury Trial. The Obligors and the Bank hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver: THE OBLIGORS EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY OF THE OBLIGORS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE OBLIGORS OR IN WHICH THE OBLIGORS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE BANK.

                               Entire Agreement
                               ----------------

     15. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

                           Construction of Agreement
                           -------------------------

     16. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

     (a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

     (b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this Agreement.

     (c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this Agreement shall govern and control.

     (d) The Bank and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

                        Illegality or Unenforceability
                        ------------------------------

     17. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                              Informed Execution
                              ------------------

     18.  The Obligors warrant and represent to the Bank that the Obligors:

     (a) Have read and understand all of the terms and conditions of this Agreement;

     (b)  Intend to be bound by the terms and conditions of this Agreement;

     (c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

     (d) Acknowledge and agree that the modifications provided to the Obligors by the Bank pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.

               [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been executed this 30/th/ day of November, 2000.

SOVEREIGN BANK                    SIGHT RESOURCE CORPORATION

By: /s/ Anthony E. Varone         By: /s/ William T. Sullivan
    ---------------------             -----------------------
Title: Vice President             Title: President

                                  CAMBRIDGE EYE ASSOCIATES, INC.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  DOUGLAS VISION WORLD, INC.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  E.B. BROWN OPTICIANS, INC.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  EYEGLASS EMPORIUM, INC.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  KENT OPTICAL COMPANY,
                                  f/k/a KENT ACQUISITION CORP.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  SHAWNEE OPTICAL, INC.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  VISION PLAZA, CORP.

                                  By: /s/ William T. Sullivan
                                      -----------------------
                                  Title: President

                                  Exhibit "A"
                                  ----------

------------------------------------------------------------------------------------------------------------------
              Note Holder                          Payment Due Date                         Amount Due
              -----------                          ----------------                         ----------
------------------------------------------------------------------------------------------------------------------
Atse Krstevski                                    December 31, 2000                          $29,167
Paulette Krstevski
------------------------------------------------------------------------------------------------------------------
Christopher T. Wolf, OD                            January 22, 2001                          $100,000
Robert U. Leonardi
Judith R. Servis
------------------------------------------------------------------------------------------------------------------
Atse Krstevski                                      March 31, 2001                           $29,167
Paulette Krstevski
------------------------------------------------------------------------------------------------------------------
Timothy D. Westra                                   April 23, 2001                           $333,333
John C. Cress, OD
------------------------------------------------------------------------------------------------------------------
Christopher T. Wolf, OD                            January 22, 2002                          $100,000
Robert U. Leonardi
Judith R. Servis
------------------------------------------------------------------------------------------------------------------
Timothy D. Westra                                   April 23, 2002                           $333,333
John C. Cress, OD
------------------------------------------------------------------------------------------------------------------

                                  Exhibit "B"
                                  ----------

------------------------------------------------------------------------------------------------------------------
              Note Holder                          Payment Due Date                         Amount Due
              -----------                          ----------------                         ----------
------------------------------------------------------------------------------------------------------------------
Christopher T. Wolf, OD                            January 22, 2001                          $100,000
Robert U. Leonardi
Judith R. Servis
------------------------------------------------------------------------------------------------------------------
Timothy D. Westra                                   April 23, 2001                           $333,333
John C. Cress, OD
------------------------------------------------------------------------------------------------------------------
Christopher T. Wolf, OD                            January 22, 2002                          $100,000
Robert U. Leonardi
Judith R. Servis
------------------------------------------------------------------------------------------------------------------
Timothy D. Westra                                   April 23, 2002                           $333,333
John C. Cress, OD
------------------------------------------------------------------------------------------------------------------